American Fidelity
DUAL STRATEGY
     FUND, INC.

                                                             2000
                                                      Semi-Annual
                                                           Report

Dear Participant:

The specter of higher inflation coupled with concerns over rising short term interest rates and increased speculation pushed the equity markets into a correction despite a thriving domestic economy and record corporate profits. During the second quarter, the S&P 500 Composite fell 11% and the NASDAQ declined over 40% from their respective March highs before recovering toward the end of the quarter. The net asset value for American Fidelity Dual Strategy Fund, Inc. was down 1.8% for the first half of the year.

Economic growth as measured by real Gross Domestic Product appears to have moderated during the second quarter following an exceptionally strong 5.5% rate of growth in the first quarter. Retail sales, payroll growth and home sales all showed material signs of slowing. Rapidly expanding personal income should provide ample buying reserves for future consumer spending notwithstanding this slowdown in retail sales and payroll growth. In addition, unemployment claims have remained near record lows, which indicates to us that the odds favor an acceleration in employment growth and a further tightening in the labor markets in the second half of the year.

Inflation rates, as measured by the Consumer Price Index ("CPI"), remained steady during the second quarter at a 3.1% year-over-year rate through May. A firming in "core" inflation data was primarily offset by a temporary pullback in energy prices, holding the overall CPI in check for the quarter. We are continuing to closely monitor labor market trends for any further signs of tightening which could put upward pressure on the CPI.

The yield on the 30-year U.S. Treasury Bond ended the quarter essentially flat with the first quarter at 5.89%, after rising nearly 50 basis points during early May to over 6.25%. Following a strong showing for the economy earlier in the year, isolated reports of slowing economic growth have increased investor confidence that the Federal Reserve may be nearing the end of its tightening phase. In addition, the declining new issuance and aggressive buyback of U.S. treasury bonds by the Federal Government continued to have a significant impact on Treasury yield levels relative to high quality corporate bonds. Looking ahead to the second half of the year, we continue to expect interest rates to remain under pressure given our outlook for increased economic growth, slightly higher inflation trends and a tight labor market.

The financial markets are likely to remain quite volatile over the near-term due to uncertainty over the direction of interest rates and the rate of economic growth. The swift correction in the technology laden NASDAQ has helped to mend the valuation divergence with the broader market and has created excellent buying opportunities for select issues. To ease inflation and interest rate pressures, we believe the Federal Reserve must slow economic growth. This will not only be healthy for the U.S. economy, but also will be quite beneficial for both the equity and fixed income markets. Over the near-term the financial markets are expected to remain in a wide trading range as investors await further direction from the Federal Reserve and assess the political uncertainties associated with the upcoming elections.

If you have any questions about your account please let us know.

Sincerely,

JOHN W. REX

John W. Rex, President
American Fidelity Dual Strategy Fund, Inc.


           AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                SCHEDULE OF PORTFOLIO INVESTMENTS
                          June 30, 2000

COMMON STOCKS                                      Market Value
                                  Shares or    --------------------
                                  Principal           Percentage of
                                   Amount      Amount   Net Assets

Building Material,
Hardware, and
Gardening Supplies:
  Home Depot, Inc.                 54,000    $2,696,598
                                  ------------------------------
                                              2,696,598    1.18%

Business Services:
  Automatic Data Processing        68,000     3,642,216
  Computer Associates
    International                  35,800     1,832,495
  Computer Sciences Corp.*         36,000     2,688,732
  Interpublic Group Companies      51,000     2,193,000
  Microsoft Corporation*          102,800     8,224,000
  Sungard Data Systems*            45,000     1,395,000
  WPP Group PLC**                  71,000     5,156,375
                                  ------------------------------
                                             25,131,818   10.99%

Chemicals and Allied Products:
  Abbott Laboratories              33,600     1,497,283
  Avery Dennison Corporation       55,800     3,745,575
  Bristol-Myers Squibb Company     60,400     3,518,300
  Merck & Company Inc.             23,400     1,793,025
  Pfizer, Inc.                     43,800     2,102,400
                                  ------------------------------
                                             12,656,583    5.53%
Communications:
  Bell Atlantic Corporation        31,792     1,615,415
  GTE Corporation                  34,800     2,166,300
  SBC Communications, Inc.         59,182     2,559,621
  Sprint Corporation               34,600     1,764,600
  Vodafone Airtouch PLC ADR**      84,000     3,480,708
  Worldcom, Inc.                   80,000     3,670,000
                                  ------------------------------
                                             15,256,644    6.67%
Depository Institutions:
  Bank of America Corporation      62,032     2,667,376
  The Chase Manhattan
    Corporation                    73,950     3,406,285
  Citigroup, Inc.                  61,000     3,675,250
  First Union Corporation          29,484       731,557
  J.P. Morgan & Company, Inc.      10,000     1,101,250
  Wachovia Corporation             28,000     1,519,000
                                  ------------------------------
                                             13,100,718    5.73%

Durable Goods Wholesale:
  Johnson & Johnson                55,000     5,603,125
  Visteon Corporation               3,666        44,450
                                  ------------------------------
                                              5,647,575    2.47%

Electric, Gas, Sanitary Services:
  Duke Energy Corporation          37,000     2,085,875
  Northern States Power Company    45,000       908,415
  Teco Energy, Inc.                55,500     1,113,441
                                  ------------------------------
                                              4,107,731    1.80%

Electronic and Other Electric Equipment:
  Emmerson Electric                38,000     2,294,250
  General Electric Company        184,800     9,794,400
  Intel Corporation                67,400     9,010,504
  Koninklijke Philips
    Electronics                   136,160     6,467,600
  Lucent Technologies, Inc.        76,000     4,503,000
  Nokia Corporation**              76,000     3,795,212
                                  ------------------------------
                                             35,864,966   15.68%

Food and Kindred Products:
  Anheuser-Busch Companies, Inc.   31,000     2,315,297
  Pepsico, Inc.                    73,000     3,243,901
                                  ------------------------------
                                              5,559,198    2.43%

General Merchandise Stores:
  Dollar General                   59,375     1,157,813
  Target Corporation               51,000     2,958,000
                                  ------------------------------
                                              4,115,813    1.80%

Holding Companies and Other Investment Offices:
  Archstone Communities Trust      40,000       842,480
  Duke-Weeks Realty Corporation    30,000       671,250
  First Industrial Realty Trust    35,000     1,032,500
  Mack-Cali Realty Corporation     31,400       806,572
  Simon Property Group, Inc.       30,000       665,610
  Spieker Properties, Inc.         24,000     1,104,000
                                  ------------------------------
                                              5,122,412    2.24%

Home Furniture and Equipment Store:
  Circuit City Stores-
    Circuit City Group             56,000     1,858,472
                                  ------------------------------
                                              1,858,472    0.81%

Industrial Machinery and Equipment:
  Cisco Systems, Inc.*             96,800     6,152,802
  Hewlett-Packard Company          14,000     1,748,250
  IBM Corporation                  10,000     1,095,620
  United Technologies
    Corporation                    76,000     4,474,500
                                  ------------------------------
                                             13,471,172    5.89%

Instruments and Related Products:
  Agilent Technologies, Inc.*       5,339       393,751
                                  ------------------------------
                                                393,751    0.17%

Insurance Carriers:
  AFLAC, Inc.                      84,800     3,895,458
  American General Corporation     52,000     3,172,000
  American International Group     36,562     4,296,035
  MGIC Investment Corporation      43,000     1,956,500
  Wellpoint Health Networks        17,000     1,231,429
                                  ------------------------------
                                             14,551,422    6.36%

Miscellaneous Manufacturing Industries:
  Tiffany & Company                56,400     3,807,000
  Tyco International, Ltd.**       87,000     4,121,625
                                  ------------------------------
                                              7,928,625    3.47%

Miscellaneous Retail:
  Costco Wholesale Corporation*    97,800     3,227,400
                                  ------------------------------
                                              3,227,400    1.41%

Non-Depository Institutions:
  American Express Company         58,800     3,064,950
  FNMA                             40,400     2,108,355
  Household International, Inc.    31,000     1,288,422
  MBNA Corporation                 97,750     2,651,469
                                  ------------------------------
                                              9,113,196    3.99%

Nondurable Goods-Wholesale:
  Cardinal Health, Inc.            73,000     5,402,000
  Safeway, Inc.*                  123,700     5,581,962
                                  ------------------------------
                                             10,983,962    4.80%

Oil and Gas Extraction:
  Schlumberger LTD.                50,000     3,731,250
                                  ------------------------------
                                              3,731,250    1.63%

Paper & Allied Products:
  Kimberly-Clark Corporation       68,000     3,901,500
  Willamette Industries            69,000     1,880,250
                                  ------------------------------
                                              5,781,750    2.53%

Personal Services:
  H & R Block Inc.                 39,300     1,272,337
                                  ------------------------------
                                              1,272,337    0.56%

Petroleum Refining and Related Industries:
  BP Amoco PLC**                   21,320     1,205,902
  Coastal Corporation              57,000     3,469,875
  Conoco, Inc.- Class B            76,688     1,883,611
  Exxon Mobil Corporation          27,723     2,176,255
  Royal Dutch Petroleum**          68,200     4,198,528
  Texaco, Inc.                     29,600     1,576,200
                                  ------------------------------
                                             14,510,371    6.35%

Primary Metal Industries:
  Engelhard Corporation            58,000       989,596
                                  ------------------------------
                                                989,596    0.43%

Rubber and Miscellaneous Plastic Products:
  Sealed Air Corporation           50,000     2,618,750
                                  ------------------------------
                                              2,618,750    1.15%

Transportation by Air:
  Delta Air Lines, Inc.            24,000     1,213,488
                                  ------------------------------
                                              1,213,488    0.53%

Transportation Equipment:
  Ford Motor Company               28,000     1,204,000
  Honeywell International, Inc.    61,000     2,054,907
                                  ------------------------------
                                              3,258,907    1.43%

Total Common Stocks             4,333,923  $224,164,505   98.03%
  (Cost $196,938,148)           --------------------------------

Short Term Investments:
Associates Corporation of North America
  Master Note (6.53% at
    6/30/00)                    4,761,622     4,761,622
                                --------------------------------
Total Short-Term Investments:              $  4,761,622    2.08%
  Total Investments:                       $228,926,127  100.11%
                                --------------------------------
  Other Assets and Liabilities, net:          ($257,854)  -0.11%
                                --------------------------------
  Total Net Assets:                        $228,668,273  100.00%
                                ================================

* Presently not producing dividend income
** Foreign Investments


STATEMENT OF ASSETS AND LIABILITIES
                                               June 30, 2000
                                               -------------
ASSETS:
  Cash                                            $127,476
  Investments at market value
    (cost $201,699,770)                        228,926,127
  Accrued interest and dividends                   201,722
  Accounts Receivable for Securities Sold        5,033,960
                                              ------------
     Total assets                              234,289,285

LIABILITIES:
  Accounts Payable for Securities Purchased      5,621,012
  Other accounts payable                                 0
  Accounts Payable - redemptions                         0
                                              ------------
     Total Liabilities:                          5,621,012
                                              ------------
  NET ASSETS                                  $228,668,273
                                              ============

  Composition of net assets:
  Net capital paid in on shares
    of capital stock                          $232,757,430
  Undistributed net investment income            1,009,755
Accumulated net realized losses                   (261,895)
  Unrealized depreciation on investments        (4,837,017)
                                              ------------
  Net assets (equivalent to $11.636 per share
    based on 19,652,222 shares of capital
    stock outstanding)                        $228,668,273
                                              ============

See accompanying notes to financial statements.


STATEMENT OF OPERATIONS
                                             June 30, 2000
                                             -------------
INVESTMENT INCOME:
  Income:
    Dividends                                 $  1,387,306
    Interest                                       182,119
                                              ------------
                                                 1,569,425
  Expenses:
    Investment management fee                      559,670
                                              ------------
  NET INVESTMENT INCOME                       $  1,009,755

REALIZED LOSS ON INVESTMENTS:
  Proceeds from sales                           36,792,740
  Cost of securities sold                       37,054,635
                                              ------------
  NET REALIZED LOSSES                            ($261,895)

UNREALIZED DEPRECIATION ON INVESTMENTS:        ($4,837,017)
                                              ------------
  NET DECREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                 ($4,089,157)
                                              ============

See accompanying notes to financial statements.


STATEMENT OF CHANGES IN NET ASSETS
                                             June 30, 2000
                                             -------------
Increase in net assets from operations:
  Net investment income                       $  1,009,755
  Net realized loss on investments                (261,895)
  Decrease in   unrealized appreciation of
    investments                                 (4,837,017)
  Net decrease in net assets resulting
    from operations                             (4,089,157)

Changes from capital stock transactions:
  Shares sold                                    7,935,843
  Shares issued in reinvestment of dividends
    and distributions                                    0
  Shares redeemed                               (4,431,825)
Increase in net assets derived from capital
  stock transactions                             3,504,018
Increase in net assets                            (585,139)

NET ASSETS:
  Beginning of year                            229,253,412
                                              ------------
  End of year                                 $228,668,273
                                              ============
CAPITAL STOCK SHARES:
  Shares at beginning of year                   19,351,516
  Shares sold                                      687,485
  Shares issued in reinvestment of dividends
    and distributions                                    0
  Shares redeemed                                 (386,779)
                                              ------------
  Outstanding, end of year                      19,652,222
                                              ============

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

      Per Accumulation Unit Income and Capital Changes Periods Ended,
                             June 30,  Dec.31,   Dec.31,   Dec.31,   Dec.31,
                               2000     1999      1998*     1997*     1996*
                             --------  -------  -------  --------  --------
INVESTMENT INCOME AND EXPENSES:
Investment Income            $.0804    $.1603    $.3370    $.3284    $.2817
Operating Expenses            .0287     .0541     .3141     .2576     .1882
                            -------   -------   -------   -------   -------
Net Investment Income         .0517     .1062     .0229     .0708     .0935

CAPITAL CHANGES:
Net realized and unrealized
  gains (losses) from
  securities                (0.2628)   1.7406    4.8468    4.0535    3.0468
                            -------   -------   -------   -------   -------
Net increase (decrease) in
  net asset unit value      (0.2111)   1.8468    4.8697    4.1242    3.1403
Net asset unit value,
  beginning of period       11.8468   10.0000   19.4632   15.3389   12.1986
                            -------   -------   -------   -------   -------
Net asset unit value,
  end of period            $11.6357  $11.8468  $24.3329  $19.4632  $15.3389
                           ========  ========  ========  ========  ========

NUMBER OF ACCUMULATION UNITS OUTSTANDING,END OF PERIOD<F1>
                                                  7,584,332   7,043,575   6,443,056
                                                  ---------   ---------   ---------
Net Assets outstanding
  end of period        228,668,273  229,253,412
RATIOS:
Ratio of expenses to
  average net assets         .4947%       .5000%     1.4603%     1.4603%     1.3777%
Ratio of net investment
  income to average net
  assets                     .8925%       .9840%     0.1070%     0.4042%     0.6850%
Portfolio turnover rate       16.7%        37.5%       40.1%       26.6%       36.9%

See accompanying notes to financial statements.

<F1> 1996-1998 reflects financial highlights of American Fidelity
     Variable Annuity Fund A. (Note1)


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
-------
American Fidelity Dual Strategy Fund (the Fund) is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The assets of the Fund were formerly held by American Fidelity Variable Annuity Fund A (Variable Annuity Fund A), which operated as an open-ended diversified management investment company from 1968 to 1998, and was a separate account of American Fidelity Assurance Company
(AFA). Effective January 1, 1999, Variable Annuity Fund A was converted to a unit investment trust, known as American Fidelity Separate Account A (Account A), a separate account of AFA. Also effective January 1, 1999, the Fund was established and Separate Account A transferred its investment portfolio to the Fund in exchange for shares of the Fund.

The Fund's investment objectives are primarily long-term growth of capital and secondarily the production of income. In order to achieve these investment objectives, the Fund normally invests in a diversified portfolio consisting primarily of common stocks.

Shares of the Fund are only available to separate accounts of AFA or other insurance companies to fund the benefits of variable annuity contracts.

Investments
-----------
Investments in corporate stocks are valued by Merrill Lynch Pricing Service. Securities for which published quotations are not available are valued at the quotation obtained from Bloomberg
L.P. Short-term investments are valued on the basis of amortized cost, which approximates market, and include all investments with maturities less than one year.

The Fund's portfolio of investments is diversified such that not more than five percent (5%) of the value of the total assets of the Fund are invested in any one issuer and not more than twenty-five percent (25%) are invested in any one industry or group of industries. Management does not believe the Fund has any significant concentrations of credit risk.

Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined using the specific identification method on a first in, first out basis. Security transactions are accounted for on a trade-date basis.

Dividend income is recorded on the ex-dividend date, and interest income is recorded on the daily accrual basis. For certain securities in which the exact dividend is unknown on the ex-dividend date, such as stock in foreign companies, an estimate of the dividend is recorded on the ex-dividend date, and any necessary adjustments are added to the Fund's investment income on the date the dividend is received by the Fund. Any taxes withheld by foreign governments or any foreign exchange experience (gains or losses) incurred by investment in such securities are paid by the Fund and are recorded as reductions of dividend income. The Fund does not expect these costs to be significant.

The Fund intends to make income and capital gains distributions, if any, on an annual basis. All distributions will be reinvested in additional shares of the portfolio at net assets value.

As of June 30, 2000, the cost of purchases and proceeds from sales of securities, other than short-term securities, were $41,817,168 and $36,792,740, respectively.

At June 30, 2000, the cost basis of investments for financial reporting purposes equaled the cost basis for federal income tax purposes. The gross unrealized appreciation and depreciation on investments at June 30, 2000, were $40,461,066 and ($13,234,709), respectively.

Income Taxes
------------
Management of the Fund believes that the Fund will continue to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code. Qualification as a regulated investment company relieves the Fund of any liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

Use of Estimates
----------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

TRANSACTIONS WITH AFFILIATES

The Fund receives investment management and advisory services under a management agreement with AFA that provides for fees to be paid to AFA at an annual rate of 0.50% of the Fund's average daily net assets. AFA has engaged two sub-advisors who receive fees equal to 0.30% and 0.38%, respectively, of the Fund's daily net assets. The sub-advisors' fees are paid by AFA.

AFA pays all other expenses of the Fund except investment advisory fees and investment transactions costs. The Fund will not reimburse AFA at a later time for any such amounts.

Certain officers and directors of the Fund are also officers and directors of AFA.

PARTICIPANTS' BENEFITS
As a participant of American Fidelity Dual Strategy Fund, Inc., you benefit from a number of valuable and helpful services which help you meet your investment needs. Some of the services you currently enjoy are the following:

     RE-INVESTMENT WITHOUT CHARGE
     Dividends and interest from investment income as well as capital gain contributions are automatically re-invested without charge.

     PROFESSIONAL MANAGEMENT
     Knowledgeable, full-time management constantly monitors market opportunities for your fund.

     CAPITAL FULLY INVESTED
     Accumulation units are issued in full and fractional amounts so that your net payments are immediately available for investment purposes.

     STATEMENT OF ACCOUNT
     You will receive statements of account each year. These statements are a valuable, permanent, personal record. In the event that you should have occasion to redeem some of your accumulation units, you are also provided with the proper tax form for your convenience in filing your income tax return.

     SYSTEMATIC RETIREMENT OPTIONS
     At your retirement, a range of pay out options is available in order to tailor your retirement income payments as closely as possible to your needs.

     PERSONAL SERVICE
     Continuous personal service is available to you through the team of American Fidelity trained salaried representatives or directly from the Annuity Services Department in our Home
     Office.


Board of Directors            JOHN W. REX, Chairman
American Fidelity               President and Director
Dual Strategy                   American Fidelity Assurance
Fund, Inc.                        Company
                              DANIEL D. ADAMS, JR., Secretary
                                Vice President and Investment
                                  Officer
                                American Fidelity Assurance
                                  Company
                              JEAN G. GUMERSON
                                President and Chief Executive
                                  Officer
                                Presbyterian Health Foundation
                              GREGORY M. LOVE
                                President and Chief Operating
                                  Officer
                                Love's Country Stores, Inc.
                              J. DEAN ROBERTSON, DDS, M. Ed.
                                Pediatric Dentistry
                                Private Practice
                              G. RAINEY WILLIAMS, JR.
                                President and Chief Operating
                                  Officer, Marco Holding
                                  Corporation
Safekeeping of Securities     InvestTrust, N.A.
                                Oklahoma City, Oklahoma
Independent Auditors          KPMG, LLP
                                Oklahoma City, Oklahoma
Investment Manager            American Fidelity Assurance Company
                                Oklahoma City, Oklahoma
Investment Sub-Advisors       Lawrence W. Kelly & Associates,
                                Inc.
                                Pasadena, California
                              Todd Investment Advisors, Inc.
                                Louisville, Kentucky
Board of Directors            LYNDA L. CAMERON
American Fidelity               President
Assurance Company               Cameron Equestrian Centers, Inc.
                              WILLIAM M. CAMERON
                                Chairman of the Board and Chief
                                  Executive Officer
                                American Fidelity Assurance
                                  Company
                              WILLIAM E. DURRETT
                                Senior Chairman of the Board
                                American Fidelity Assurance
                                  Company
                              CHARLES R. EITEL
                                Chairman and Chief Executive
                                  Officer
                                Simmons Company
                              THEODORE M. ELAM
                                Vice President and Attorney
                                McAfee and Taft
                              WILLIAM A. HAGSTROM
                                Chairman and Chief Executive
                                  Officer
                                The Women's Care Network
                              DAVID R. LOPEZ
                                President, Texas Operations
                                Southwestern Bell Telephone
                              PAULA MARSHALL-CHAPMAN
                                Chief Executive Officer
                                The Bama Companies, Inc.
                              JOHN W. REX
                                President and Chief Operating
                                  Officer
                                American Fidelity Assurance
                                  Company
                              GALEN P. ROBBINS, M.D.
                                Physician
                              JOHN D. SMITH
                                Director and President
                                John D. Smith Developments, Inc.


                             FOR MORE INFORMATION

To obtain information:

By telephone
Call 1-800-662-1106

By mail Write to:
American Fidelity
Dual Strategy Fund, Inc.
P.O. Box 25520
Oklahoma City, OK 73125-0520

By E-mail Send your request to:
va.help@af-group.com

On the Internet Text-only versions of fund documents can be viewed online or downloaded from the SEC's web site:
//www.sec.gov

You may also obtain copies of fund documents by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-
0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.


                       2000 N. Classen Boulevard
                      Oklahoma City, Oklahoma  73106
                              1-800-654-8489